SUPPLEMENT TO PROSPECTUS
The date of this supplement is June 28, 2016.

MFS® Blended Research® Global Equity Fund

Effective immediately, the seventh paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:
MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World Index (the "Index").  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.

Effective immediately, the fourth paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" is restated in its entirety as follows:
Investment Strategy Risk:  The fund's strategy to target a predicted tracking error of approximately 2% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Effective immediately, the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses a bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 2% compared to the Index.  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.  A higher tracking error means that the differences between the fund's returns and the Index's returns have varied more over time while a lower tracking error means the differences between the fund's returns and the Index's returns have varied less over time.

Effective immediately, the fifth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
Investment Strategy Risk:  The fund's strategy to target a predicted tracking error of approximately 2% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.
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